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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 19, 2005


                         UNIVERSAL DETECTION TECHNOLOGY
             (Exact Name of Registrant as Specified in its Charter)


         California                   1-9327                     95-2746949
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


                          9595 Wilshire Ave., Suite 700
                         Beverly Hills, California 90212
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 248-3655
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     Universal Detection Technology, which we refer to in this Report as the Company, and Trilogy Capital Partners, Inc., which we refer to as Trilogy, have entered into a Letter of Engagement dated August 19, 2005 for a term of 12 months. Pursuant to the terms of the Letter of Engagement, Trilogy will develop and implement a marketing program designed to create financial market and investor awareness of the Company. As consideration for its services, Trilogy shall receive $12,500 per month, as well as reimbursement of its costs and expenses. The Company also agreed to issue a warrant to purchase 3,600,000 shares of common stock of the Company at a purchase price of $0.17 per share exercisable at any time through the third year after the date of issuance of the warrant. The Company agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares underlying the warrant no later than October 15, 2005.

     The foregoing description of the Letter of Engagement does not purport to be complete and is qualified in its entirety by reference to the Letter of Engagement, which is filed as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NO. DESCRIPTION
----------- -----------
99.1 Letter of Engagement dated August 19, 2005, between Trilogy Capital Partners, Inc. and Universal Detection Technology



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UNIVERSAL DETECTION TECHNOLOGY




September 28, 2005              By:   /s/ Jacques Tizabi
                                ------------------------------------------------
                                Name:   Jacques Tizabi
                                Title:  President and Chief Executive Officer




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                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Letter of Engagement dated August 19, 2005, between Trilogy Capital Partners, Inc. and Universal Detection Technology